Notes Payable	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Notes Payable

5. Notes Payable

Loan Agreement

On October 30, 2015, the Company entered into a Loan and Security Agreement (Prior Agreement) with two lenders whereby it borrowed $18.0 million (the Initial Loans). Balances under the Prior Agreement were due in monthly principal and interest payments, with final maturity of the Initial Loans in May 2019. Each Initial Loan included a final payment fee of 7.95% of the original principal amount due upon maturity.

On May 18, 2018, the Company entered into an Amended and Restated Loan and Security Agreement, which was further amended on August 3, 2018, pursuant to which the lenders agreed to lend the Company $26.5 million as term loans (the Term Loans). Of the total proceeds, $8.6 million was applied to the repayment of outstanding principal, interest and final payment owed pursuant to the Initial Loans.

The Company evaluated the May 2018 Amended and Restated Loan and Security Agreement in accordance with ASC Topic 470, which requires assessment of whether the modification is considered a substantial modification, in which case the modification would be accounted for as a debt extinguishment. Based on the Company’s evaluation, the May 2018 Amended and Restated Loan and Security Agreement was considered substantial and therefore the unamortized discount associated with the Prior Agreement was written off through interest expense and the principal balance of the Prior Agreement was written off.

The Term Loans will mature on December 1, 2022 (the Maturity Date) and the Company makes interest-only payments through January 1, 2020, followed by 36 equal monthly payments of principal and interest.

The Term Loans bear interest at a floating per annum rate equal to the greater of (i) 8.50% and (ii) the sum of (a) the prime rate reported in the Wall Street Journal on the last business day of the month that immediately proceeds the month in which the interest will accrue, plus (b) 3.75%. The Company will be required to make a final payment of 7.95% of the principal amount of the Term Loans payable on the earlier of (i) the Maturity Date, (ii) the acceleration of any Term Loans, or (iii) the prepayment of the Term Loans. On October 31, 2019, the Company entered into the Second Amendment and made a prepayment of $23.3 million, which amount was used to prepay i) a portion equal to $21.5 million of the outstanding principal of the Term Loans plus all accrued and unpaid interest thereon through the prepayment date, ii) prorated portion of the final payment with respect to the portion of such Term Loans being prepaid, plus iii) all outstanding lenders’ expenses as of the date of the Second Amendment.

In connection with the Second Amendment, the lenders (i) agreed to waive any prepayment fee otherwise applicable to a prepayment of the Term Loans in connection with any prepayment of the Term Loans on or after the date of the Second Amendment, (ii) consent to the sale of certain specified equipment, so long as the net cash proceeds from the sale of such assets are used to repay the Term Loans, and (iii) release their lien on the specified equipment upon the closing of any such sale. Under the Second Amendment, the Company has also agreed to grant a security interest in the Company’s intellectual property as additional collateral to secure the Term Loans for the ratable benefit of the lenders.

In conjunction with the Loan Agreement, the Company issued the lenders warrants exercisable for 56,578 shares of common stock (the Warrants). The Warrants are exercisable in whole or in part, immediately, and have a per share exercise price of $9.35. The Warrants will terminate on the earlier of May 18, 2028 or the closing of a certain merger or consolidation transaction. The Company recorded the Warrants as a debt discount, which is a contra-liability against debt. The offset to the contra-liability is recorded as additional paid in capital in the Company’s balance sheet as the Warrants were determined to be an equity instrument. The Company determined the fair value of the Warrants at the date of issuance was $0.5 million using the Black-Scholes option pricing model based on significant unobservable inputs (Level 3) with an expected term of 10 years, volatility of 85.6%, risk free rate of 3.1% and expected dividend of 0%.

The costs incurred to issue the Term Loans of $0.1 million were deferred and are included in the discount to the carrying value of the Term Loans in the accompanying balance sheet. The deferred costs and the final payment fee are amortized to interest expense over the expected term of the Term Loans using the effective interest method with an effective interest rate of 10.7%.

The aggregate carrying amounts of the Term Loans and Initial Loans are comprised of the following, as applicable (in thousands):

	December 31,
	2019	2018
Principal	$5,000	$26,450
Add: accreted liability for final payment fee	138	276
Less: unamortized discount	(394)	(525)
	$4,744	$26,201

The Term Loans are secured by all of the Company’s assets, including intellectual property. The Company is also required to maintain its primary operating accounts at all times with one of the lenders. The Loan Agreement contains customary conditions of borrowing, events of default and covenants, including covenants that restrict the Company’s ability to dispose of assets, merge with or acquire other entities, incur indebtedness and make distributions to holders of its capital stock. Should an event of default occur, including the occurrence of a material adverse change, the Company could be liable for immediate repayment of all obligations under the Loan Agreement. As of December 31, 2019, the Company was in compliance with the covenants contained in the Loan Agreement.

Based on the Company’s operating plans, cash, cash equivalents and marketable securities may not be sufficient to fund operations for the next 12 months. As a result, there is substantial doubt about the Company’s ability to continue as a going concern. All amounts due under the Term Loans have been classified as a current liability on the balance sheet.

Future maturities of the Term Loans, including the final payment fee, as of December 31, 2019 are as follows (in thousands):

December 31, 2019
Year ending December 31, 2020	1,667
Year ending December 31, 2021	1,667
Year ending December 31, 2022	2,064
Notes payable, current portion	5,398
Unaccreted balance for final payment fee on Loans	(260)
Unamortized discounts	(394)
4,744